UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2003 (May 13, 2003)

SEMINIS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26519 (Commission File Number)	36-0769130 (IRS Employer Identification No.)

2700 Camino del Sol, Oxnard, California (Address of principal executive offices)		93030-7967 (Zip Code)

Registrant’s telephone number, including area code:	(805) 642-1572

Not Applicable

(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of operations and financial Condition
SIGNATURE
EXHIBIT 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit 99.1 Press release dated May 13, 2003, issued by Seminis, Inc., announcing the unaudited results of the three and six month periods ending March 28, 2003.

Item 12. Results of Operations and Financial Condition

     On May 13, 2003, the Company issued a press release reporting the unaudited results for the three and six month periods ending March 28, 2003. A copy of the press release and its tables are attached hereto as Exhibits 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMINIS, INC.

Date: May 16, 2003	By:	/s/ Gaspar Alvarez Martinez
	Name:	Gaspar Alvarez Martinez
	Title:	Vice President and Worldwide Corporate Comptroller